EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of CollabRx, Inc., a Delaware corporation (the “Company“), on Form 10-Q for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission (the “Report“), I, Thomas R. Mika, President and Co-Chief Executive Officer of the Company, certify, pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/	Thomas R. Mika
President and Co-Chief Executive Officer
November 14, 2012

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of CollabRx, Inc., a Delaware corporation (the “Company“), on Form 10-Q for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission (the “Report“), I, James Karis, Co-Chief Executive Officer of the Company, certify, pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/	James Karis
Co-Chief Executive Officer
November 14, 2012

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of CollabRx, Inc., a Delaware corporation (the “Company“), on Form 10-Q for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission (the “Report“), I, Thomas R. Mika, Acting Chief Financial Officer of the Company, certify, pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/	Thomas R. Mika
Acting Chief Financial Officer
November 14, 2012